SUBJECT TO REVISION
SERIES TERM SHEET, DATED DECEMBER 8, 2003


                                 $1,014,853,000

                   HONDA AUTO RECEIVABLES 2003-5 OWNER TRUST,
                                     ISSUER

                        AMERICAN HONDA RECEIVABLES CORP.,
                                     SELLER

                       AMERICAN HONDA FINANCE CORPORATION,
                                    SERVICER

                               ASSET BACKED NOTES

The trust will issue the following notes:

 ----------------------------------------------------------------------------------------------------------------------------------
                             INITIAL PRINCIPAL     INTEREST         ACCRUAL            FIRST INTEREST           FINAL SCHEDULED
                                   AMOUNT           RATE(1)        METHOD(1)            PAYMENT DATE             PAYMENT DATE
                             ------------------- -------------  ------------------ ------------------------  ----------------------
   Class A-1 Notes.........     $234,000,000                 %     Actual/360         January 20, 2004         January 10, 2005
   Class A-2 Notes.........     $250,000,000                 %       30/360           January 20, 2004         June 19, 2006
   Class A-3 Notes.........     $305,000,000                 %       30/360           January 20, 2004         October 18, 2007
   Class A-4 Notes.........     $225,853,000                 %       30/360           January 20, 2004         April 20, 2009
   -------------------
   (1)    Interest generally will accrue on the Class A-1 Notes from (and including) the previous payment date to (but excluding) the related payment date, and on the Class A-2, Class A-3 and Class A-4 Notes from
          (and including) the 18th day of each month to (but excluding) the 18th day of the succeeding month.
 ----------------------------------------------------------------------------------------------------------------------------------

       The notes are asset backed securities issued by the trust. The notes are not obligations of American Honda Receivables Corp., American Honda Finance Corporation, or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

       This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of the notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

       NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                JOINT BOOKRUNNERS

BANC OF AMERICA SECURITIES LLC                                 BARCLAYS CAPITAL

                                   CO-MANAGERS
ABN AMRO INCORPORATED

                        BANC ONE CAPITAL MARKETS, INC.

                                                       DEUTSCHE BANK SECURITIES

                                SUMMARY OF TERMS

       The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To understand all of the terms of the offering of the notes, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.


ISSUER
     Honda Auto Receivables 2003-5 Owner Trust (the "Trust" or the "Issuer").

SELLER
     American Honda Receivables Corp. ("AHRC" or the "Seller").

SERVICER
     American Honda Finance Corporation ("AHFC" or the "Servicer").

INDENTURE TRUSTEE
     The Bank of New York (the "Indenture Trustee").

OWNER TRUSTEE
     Deutsche Bank Trust Company Delaware (the "Owner Trustee").

CLOSING DATE
     On or about December 16, 2003 (the "Closing Date").

CUTOFF DATE
     December 1, 2003 (the "Cutoff Date").

THE NOTES
     Class A-1 ___% Asset Backed Notes in the aggregate initial principal amount of $234,000,000 (the "Class A-1 Notes").

     Class A-2 ___% Asset Backed Notes in the aggregate initial principal amount of $250,000,000 (the "Class A-2 Notes").

     Class A-3 ___% Asset Backed Notes in the aggregate initial principal amount of $305,000,000 (the "Class A-3 Notes").

     Class A-4 ___% Asset Backed Notes in the aggregate initial principal amount of $225,853,000 (the "Class A-4 Notes").

PAYMENT DATES
     The eighteenth day of each month or, if the eighteenth day of the month is not a business day, the next business day. The date that any payment is made is called a "Payment Date." The first Payment Date is January 20, 2004. In addition, if any Class A-1 Notes remain outstanding after the Payment Date in December, 2004, a special Payment Date for the payment of interest and principal on the Class A-1 Notes will occur on January 10, 2005, which shall also be the final scheduled Payment Date for the Class A-1 Notes.

FINAL SCHEDULED PAYMENT DATES
     The final principal payment for each class of Notes is scheduled to be made on the applicable final scheduled Payment Date specified on the cover of this term sheet.

COLLECTION PERIODS
     The calendar month preceding the related Payment Date (each a "Collection Period").

RECORD DATES
     So long as the Notes are in book-entry form, the Trust will make payments on the Notes to the holders of record on the day immediately preceding the Payment




This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

     Date (the "Record Date"). If the securities are issued in definitive form, the Record Date will be the last day of the month preceding the Payment Date.

THE CERTIFICATES
     The Trust will also issue $28,697,894.52 initial principal amount of Certificates (the "Certificates"). Payments of interest on and principal of the Certificates are subordinated to the payments of interest on and principal of the Notes as described herein. The Certificates are not being offered by this term sheet and initially will be retained by the Seller.

THE RECEIVABLES
     The property of the Trust will consist of a pool of retail installment sale contracts (the "Receivables") originated on or after May 29, 1999 and on or prior to August 28, 2003 between Honda and Acura dealers (the "Dealers") and retail purchasers (the "Obligors"). The Receivables were originated by Dealers in accordance with AHFC's requirements under agreements with Dealers governing the assignment of the Receivables to AHFC. The Receivables evidence the indirect financing made available by AHFC to the Obligors. The Receivables are secured by new or used Honda and Acura motor vehicles (the "Financed Vehicles") and all principal and interest payments made on or after the Cutoff Date and other property specified in the Receivables.

     The principal balance of the Receivables on the Cutoff Date was $1,043,550,894.52. As of the Cutoff Date, the Receivables had the following characteristics:

     o   number of receivables.................58,492

     o   average principal
         balance...........................$17,840.92

     o   weighted average annual
         percentage rate........................4.34%

     o   weighted average
         remaining term
         to maturity.....................53.33 months

     o   weighted average
         original term
         to maturity.....................58.62 months

     Additional information about the Receivables follows this summary section.

PAYMENTS ON THE NOTES
     In general, noteholders are entitled to receive payments of interest and principal from the Trust only to the extent that collections from assets of the Trust and funds resulting from credit enhancements are sufficient to make those payments. Interest and principal collections from assets of the Trust will be divided among the various classes of securities in specified proportions. The Trust will pay interest and principal to noteholders of record as of the preceding Record Date.

A.   Interest
     The Class A-1, Class A-2, Class A-3 and Class A-4 Notes (collectively, the "Notes") will bear interest for each interest accrual period at the fixed annual interest rates specified on the first page of this term sheet.


                                       2

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

     The Certificates will bear interest at an annual rate of ____%.

     The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) the previous Payment Date to (but excluding) the related Payment Date, except that the first interest accrual period will be from (and including) the Closing Date to (but excluding) January 20, 2004. This means that the interest due on each Payment Date will be the product of: (i) the outstanding principal balance of the Class A-1 Notes, (ii) the related interest rate, and (iii) the actual number of days since the previous Payment Date (or, in the case of the first Payment Date, since the Closing
     Date) divided by 360.

     The Class A-2, Class A-3 and Class A-4 Notes will accrue interest on a 30/360 basis from (and including) the 18th day of each calendar month to (but excluding) the 18th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the Closing Date to (but excluding) January 18, 2004. This means that the interest due on each Payment Date will be the product of: (i) the outstanding principal balance of the related class of Notes, (ii) the applicable interest rate, and (iii) 30 (or, in the case of the first Payment Date, 32) divided by 360.

     Interest payments to holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will have the same priority. If the amount of collections on the Receivables during a Collection Period (plus any amounts available from credit enhancement) is insufficient to pay accrued interest on the Notes on any Payment Date, the holders of the Notes will receive their ratable share (based upon the aggregate amount of interest due to that class) of the aggregate amount available to be distributed with respect to interest on the Notes.

     If noteholders of any class do not receive all interest owed to them on a Payment Date, the Trust will make payments of interest on later Payment Dates to make up the shortfall together with interest on those amounts, to the extent funds from specified sources are available to cover the shortfall.

B.   Principal
     Amounts allocated to the Notes: Principal of the Notes will be payable generally in an amount equal to the noteholders' percentage of the sum of the following amounts referred to as the "principal distributable amount":

         1. principal collections on the Receivables during the related Collection Period;

         2. any prepayments (full or partial) on the Receivables allocable to principal received during the related Collection Period;

         3. the principal balance of each Receivable which the Seller or the Servicer purchased with respect to the related Collection Period; and

         4. the principal balance of each Receivable that became a defaulted Receivable during the related Collection Period.

                                       3


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

     Principal payments on the Notes as described above will be made from all available amounts after the servicing fee, non-recoverable advances, Trust fees and expenses have been paid, and after payment of interest on the Notes.

     The "noteholders' percentage" will mean the following:

         a. for each Payment Date until the Class A-1 Notes have been paid in full, 100%;

         b. for each Payment Date after the Class A-1 Notes have been paid in full to and including the Payment Date on which the principal amount of the Class A-4 Notes have been paid in full, the percent equivalent of a fraction, the numerator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the denominator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the initial principal amount of the Certificates; and

         c.   thereafter, zero.

     Order of payment among classes: On each Payment Date, the Trust will pay the principal distributable amount in the following priority:

         1. to the Class A-1 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full;

         2. to the Class A-2 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full;

         3. to the Class A-3 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full; and

         4. to the Class A-4 Notes, the noteholders' percentage of the principal distributable amount until they are paid in full.

     To the extent there is an event of default under the Indenture that results in acceleration of the Notes, (i) the noteholders' percentage will equal 100% until the principal amount of all outstanding classes of Notes have been paid in full and, (ii) the "order of payment among classes" above will be revised so that payment of principal will be made to the Class A-1 Notes until they have been paid in full, then to the holders of the Class A-2, Class A-3 and Class A-4 Notes pro rata based on the outstanding principal balances thereof.

     Under those circumstances, the amounts available to make payments to any class of Notes may be reduced based on the sufficiency of proceeds from the liquidation of the assets of the Trust.

     Excess Cashflow: On each Payment Date, available amounts not required to pay fees and expenses, interest on the Notes and the principal distributable amount to the noteholders ("Excess Cashflow") will be used to make payments in the following order of priority:

         1. to the Reserve Fund, the amount necessary to cause the amount on deposit in that account to equal


                                       4


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

              the Specified Reserve Fund Balance;

         2.   to make payments of interest due and owed on the Certificates;

         3. after the Class A-1 Notes are paid in full, to pay principal to the holders of the Certificates, at the certificateholders' percentage of the principal distributable amount for that Payment Date;

         4. to reimburse the Indenture Trustee and the Owner Trustee for any Trust expenses and/or fees not previously paid; and

         5.   any remaining Excess Cashflow will be paid to the Seller.

     The "certificateholders' percentage" will mean the following:

         a. for each Payment Date until the Class A-1 Notes have been paid in full, zero;

         b. for each Payment Date after the Class A-1 Notes have been paid in full to and including the Payment Date on which the principal amount of the Class A-4 Notes have been paid in full, the percent equivalent of a fraction, the numerator of which is the initial principal amount of the Certificates and the denominator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the initial aggregate principal amount of the Certificates; and

         c.   thereafter, 100%.

         If the Notes have been accelerated under the Indenture, the certificateholders' percentage shall be zero.

OPTIONAL REDEMPTION; CLEAN-UP CALL
     The Servicer may cause the Trust to redeem any outstanding Notes and Certificates (collectively, the "Securities") when the outstanding aggregate principal balance of the Receivables declines to 10% or less of the initial aggregate principal balance of the Receivables as of the Cutoff Date.

CREDIT ENHANCEMENT
     Credit enhancement is intended to protect you against losses and delays in payments on your securities by absorbing losses on the Receivables and other shortfalls in cash flows. The credit enhancement for the Notes will include the Certificates, a reserve fund (the "Reserve Fund"), a yield supplement account (the "Yield Supplement Account"), and the subordination of the Seller's right to receive Excess Cashflow.

A.   Certificates
     The Certificates have an initial principal balance of $28,697,894.52 and represent approximately 2.75% of the initial principal balance of all the Securities. The Certificates will be subordinated in priority of payment to all classes of Notes. The Certificates will not receive any interest or principal distributions on any Payment Date until all of the principal and interest owing on the Notes on that Payment Date have been paid in full and the Reserve Fund has been funded to its required level.

                                       5



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

B.   Reserve Fund
     On each Payment Date, the Trust will use funds in the Reserve Fund to cover shortfalls in payments of interest and principal required to be paid on the Notes. On the Closing Date, the Seller will cause to be deposited $5,217,754.47 into the Reserve Fund, which is 0.50% of the initial aggregate principal balance of the Receivables as of the Cutoff Date. On each Payment Date, after making required payments of fees and expenses, interest on the Notes and the principal distributable amount to the noteholders, the Trust will make a deposit into the Reserve Fund to the extent necessary to cause the amount on deposit in the Reserve Fund to equal the Specified Reserve Fund Balance.

     The "Specified Reserve Fund Balance" with respect to any Payment Date will be equal to 0.75% of the initial aggregate principal balance of the Receivables as of the Cutoff Date. Notwithstanding the foregoing, in no event will the Specified Reserve Fund Balance be more than the then outstanding principal amount of the Notes.

C.   Excess Cashflow
     The Seller is entitled to receive payments of interest collected on the Receivables which are not used by the Trust to make all other required payments. The Seller's right to receive payments of Excess Cashflow is subordinated to the payment of principal and interest on the Notes, the funding of the Reserve Fund and the payment of principal and interest on the Certificates.

     More detailed information about the credit enhancement will be provided in the prospectus supplement.

YIELD SUPPLEMENT ACCOUNT
     On the Closing Date, the Seller will cause to be deposited an amount to be set forth in the final prospectus supplement relating to the offering of the Notes into the Yield Supplement Account. Neither the Seller nor the Servicer will make any additional deposits to the Yield Supplement Account after the Closing Date.

     On or before each Payment Date, the Indenture Trustee will withdraw from funds on deposit in the Yield Supplement Account and deposit in the collection account the aggregate amount by which (1) one month's interest on the principal balance of each Discount Receivable (other than a Discount Receivable that is a Defaulted Receivable) at a rate equal to the time weighted average note rate plus 1.00% (the servicing rate) exceeds (2) one month's interest on the principal balance of each Discount Receivable (other than a Discount Receivable that is a Defaulted Receivable) at the annual percentage rate of that Receivable. In addition, the Indenture Trustee will withdraw from the Yield Supplement Account and deposit in the collection account amounts on deposit in the Yield Supplement Account in excess of the amount required to be on deposit therein.

     A "Discount Receivable" is a Receivable that has an interest rate which is less than the sum of the time weighted average note rate and 1.00%. A "Defaulted Receivable" is a Receivable (with certain exceptions) as to which, (a) all or part of


                                       6


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

     a scheduled payment is 120 days or more past due and the Servicer has not repossessed the related Financed Vehicle, or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle and held in its repossession inventory for 90 days, whichever occurs first.

MINIMUM DENOMINATIONS
     The Notes will be issued only in denominations of $1,000 or more.

REGISTRATION OF THE NOTES
     Interests in the Notes will be held through The Depository Trust Company in the United States, or Clearstream or the Euroclear System in Europe or Asia. This is referred to as book-entry registration. You will not receive a definitive Note except under limited circumstances.

     We expect the Notes to be delivered through The Depository Trust Company, Clearstream and the Euroclear System on or about December 16, 2003.

TAX STATUS
     Subject to important considerations described in the prospectus supplement and prospectus, McKee Nelson LLP, tax counsel to the Trust, will deliver its opinion that: (1) the Notes will be characterized as debt for tax purposes; and (2) the Trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

     If you purchase the Notes, you will agree to treat the Notes as debt. The Seller and any subsequent purchaser of the Certificates will agree to treat the Trust (1) as a partnership in which the owners of the Certificates are partners; or (2) if there is only one beneficial owner of the Certificates, as a "disregarded entity," for federal income and California income and franchise tax purposes.

ERISA CONSIDERATIONS
     Subject to the important considerations described in the prospectus supplement and prospectus, the Notes may be purchased by employee benefit plans.

     If you are a benefit plan fiduciary considering the purchase of Notes, you should consult with your counsel in determining whether all required conditions have been satisfied.

ELIGIBILITY FOR PURCHASE BY MONEY MARKET FUNDS
     The Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such Notes under Rule 2a-7 and whether an investment in such Notes satisfies such fund's investment policies and objectives.

RATINGS
     It is a condition to the issuance of the Notes that: (1) the Class A-1 Notes be rated "A-1+" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P"), "P-1" by Moody's Investors Service, Inc. ("Moody's"), and "F1+" by Fitch



                                       7


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

     Ratings ("Fitch Ratings"); and (2) the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch Ratings.

     A security rating is not a recommendation to buy, sell or hold notes. The ratings of the Notes address the likelihood of the payment of principal and interest on the Notes in accordance with their terms. A rating agency may subsequently lower or withdraw its rating of any class of Notes. If this happens, no person or entity will be obligated to provide any additional credit enhancement for the Notes.

     The Trust will obtain the ratings mentioned above from S&P, Moody's and Fitch Ratings. However, another rating agency may rate the Notes and, if so, may assign ratings lower than the ratings obtained by the Trust.

RISK FACTORS
     Investment in the Notes is subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the Notes, each of which should be read carefully in connection with any decision to invest any class of Notes.



                                       8


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                              THE RECEIVABLES POOL

         AHFC purchased the Receivables from the Dealers in the ordinary course of business in accordance with AHFC's underwriting standards. On or before the Closing Date, AHFC will sell the Receivables to AHRC. AHRC will, in turn, sell the Receivables to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement. AHFC will continue to service the Receivables. The Receivables to be held by the Trust will be selected from those motor vehicle retail installment sale contracts in AHFC's portfolio that meet several criteria. These criteria provide that each Receivable:

         1. was originated in the United States and the Obligor is not a federal, state or local governmental entity;

         2. has a contractual Annual Percentage Rate ("APR") ranging from 1.90% to 17.09%;

         3. provides for level monthly payments that fully amortize the amount financed over its original term except that the payment in the first or last month during the life of the Receivable may be minimally different from the level payment;

         4. has a remaining term to maturity of not less than 7 months and not more than 58 months;

         5.       is less than 30 days past due;

         6. was originated on or after May 29, 1999 and on or prior to August 28, 2003;

         7. has been entered into by an Obligor that was not in bankruptcy proceedings or is bankrupt or insolvent (according to the records of AHFC); and

         8. is secured by a Financed Vehicle that has not been repossessed (according to the records of AHFC).

         No selection procedures believed to be adverse to the noteholders will be utilized in selecting the Receivables from qualifying retail installment sale contracts. Except as described in item (2) above, the Receivables were not selected on the basis of their APRs.

         All of the Receivables (based on the aggregate principal balance (the "Pool Balance") of the Receivables as of the Cutoff Date) are simple interest Receivables. The prospectus supplement and the prospectus will contain more detailed descriptions of the characteristics of simple interest and precomputed Receivables.

         The composition, distribution by annual percentage rate and state of the Receivables as of the Cutoff Date are as set forth in the following tables:


                                        9

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                         COMPOSITION OF THE RECEIVABLES

 Aggregate Principal Balance......................................................      $1,043,550,894.52
 Number of Receivables............................................................      58,492
 Average Principal Balance........................................................      $17,840.92
 Average Original Amount Financed.................................................      $19,593.00
 Range of Original Amount Financed................................................      $1,307.00 to $50,438.78
 Weighted Average APR(1)..........................................................      4.34%
 Range of APRs....................................................................      1.90% to 17.09%
 Weighted Average Original Term to Maturity(1)....................................      58.62 months
 Range of Original Terms to Maturity..............................................      12 months to 60 months
 Weighted Average Remaining Term to Maturity(1)...................................      53.33 months
 Range of Remaining Terms to Maturity.............................................      7 months to 58 months
 Percentage by Principal Balance of Receivables of New Motor Vehicles.............      85.60%
 Percentage by Principal Balance of Receivables of Used Motor Vehicles............      14.40%
 Percentage by Principal Balance of Receivables Financed through Honda Dealers....      85.33%
 Percentage by Principal Balance of Receivables Financed through Acura Dealers....      14.67%

-------------------
(1)     Weighted by Principal Balance as of the Cutoff Date.





                                       10


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                    DISTRIBUTION OF THE RECEIVABLES BY APR(1)


                                                  PERCENTAGE OF                                        PERCENTAGE
                              NUMBER OF         AGGREGATE NUMBER           INITIAL POOL             OF INITIAL POOL
   RANGE OF APRS (%)         RECEIVABLES         OF RECEIVABLES               BALANCE                   BALANCE
------------------------- -------------------  -------------------- ---------------------------- -----------------------
1.01 to 2.00..........                 7                0.01%         $          120,075.62               0.01%
2.01 to 3.00..........            25,583               43.74                 490,540,112.24              47.01
3.01 to 4.00..........             5,325                9.10                 103,190,336.08               9.89
4.01 to 5.00..........            11,924               20.39                 202,688,582.63              19.42
5.01 to 6.00..........             7,958               13.61                 121,051,046.32              11.60
6.01 to 7.00..........             1,672                2.86                  30,249,447.71               2.90
7.01 to 8.00..........             1,237                2.11                  20,257,850.24               1.94
8.01 to 9.00..........             1,475                2.52                  24,959,448.41               2.39
9.01 to 10.00.........             2,169                3.71                  36,036,039.22               3.45
10.01 to 11.00........               743                1.27                  10,028,377.30               0.96
11.01 to 12.00........               267                0.46                   3,113,871.27               0.30
12.01 to 13.00........                78                0.13                     804,485.22               0.08
13.01 to 14.00........                33                0.06                     303,057.62               0.03
14.01 to 15.00........                15                0.03                     152,667.14               0.01
15.01 to 16.00........                 4                0.01                      36,149.84               0.00
16.01 to 17.00........                 1                0.00                      10,418.18               0.00
17.01 to 18.00........                 1                0.00                       8,929.48               0.00
                          -------------------  -------------------- ---------------------------- -----------------------
TOTAL.................            58,492              100.00%             $1,043,550,894.52             100.00%
                          ===================  ==================== ============================ =======================

-------------------
(1)       Percentages may not add to 100.00% due to rounding.



                                       11


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                 DISTRIBUTION OF THE RECEIVABLES BY STATE(1) (2)

                                                       PERCENTAGE OF
                                                         AGGREGATE                                          PERCENTAGE
                                  NUMBER OF              NUMBER OF               INITIAL POOL               OF INITIAL
  STATE                          RECEIVABLES            RECEIVABLES                 BALANCE                POOL BALANCE
  ------------------------      -------------        ------------------        --------------------      ----------------
  Alabama...............                807                  1.38%             $     14,284,321.53              1.37%
  Alaska................                 29                  0.05                       530,135.54              0.05
  Arizona...............              1,913                  3.27                    34,610,203.10              3.32
  Arkansas..............                396                  0.68                     7,249,214.51              0.69
  California............              8,728                 14.92                   156,664,964.67             15.01
  Colorado..............                689                  1.18                    12,543,328.15              1.20
  Delaware..............                371                  0.63                     6,415,357.06              0.61
  Florida...............              3,131                  5.35                    55,350,642.06              5.30
  Georgia...............              2,003                  3.42                    37,881,396.07              3.63
  Hawaii................                156                  0.27                     2,870,759.44              0.28
  Idaho.................                101                  0.17                     1,869,975.35              0.18
  Illinois..............              2,073                  3.54                    38,215,974.15              3.66
  Indiana...............                701                  1.20                    12,558,563.89              1.20
  Iowa..................                233                  0.40                     3,906,751.71              0.37
  Kansas................                401                  0.69                     7,217,317.57              0.69
  Kentucky..............                454                  0.78                     7,937,016.83              0.76
  Louisiana.............                778                  1.33                    13,968,872.54              1.34
  Maryland..............              2,972                  5.08                    56,245,635.00              5.39
  Massachussetts........              1,613                  2.76                    26,319,229.72              2.52
  Michigan..............                959                  1.64                    17,017,167.12              1.63
  Minnesota.............                490                  0.84                     8,481,299.38              0.81
  Mississippi...........                247                  0.42                     4,536,564.08              0.43
  Missouri..............                934                  1.60                    17,181,858.15              1.65
  Montana...............                 66                  0.11                     1,031,481.56              0.10
  Nebraska..............                195                  0.33                     3,489,632.75              0.33
  Nevada................                272                  0.47                     5,095,509.43              0.49
  New Hampshire.........                267                  0.46                     4,470,078.08              0.43
  New Jersey............              4,046                  6.92                    69,971,644.82              6.71
  New Mexico............                161                  0.28                     2,895,803.88              0.28
  New York..............              3,407                  5.82                    57,522,205.38              5.51
  North Carolina........              1,912                  3.27                    33,096,918.02              3.17
  North Dakota..........                 62                  0.11                     1,175,816.63              0.11
  Ohio..................              1,881                  3.22                    30,711,836.11              2.94
  Oklahoma..............                489                  0.84                     8,355,050.40              0.80
  Oregon................                452                  0.77                     7,640,447.94              0.73
  Pennsylvania..........              3,438                  5.88                    58,761,573.03              5.63
  Rhode Island..........                254                  0.43                     4,072,067.15              0.39
  South Carolina........                850                  1.45                    14,533,406.36              1.39
  South Dakota..........                120                  0.21                     1,870,061.28              0.18
  Tennessee.............              1,479                  2.53                    26,891,297.11              2.58
  Texas.................              4,570                  7.81                    87,806,059.26              8.41


                                       12

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                                                       PERCENTAGE OF
                                                         AGGREGATE                                          PERCENTAGE
                                  NUMBER OF              NUMBER OF               INITIAL POOL               OF INITIAL
  STATE                          RECEIVABLES            RECEIVABLES                 BALANCE                POOL BALANCE
  ------------------------      -------------        ------------------        --------------------      ----------------
  Utah..................                252                  0.43%            $       4,809,688.74              0.46%
  Vermont...............                103                  0.18                     1,545,938.39              0.15
  Virginia..............              2,406                  4.11                    44,879,431.46              4.30
  Washington............                821                  1.40                    15,303,525.39              1.47
  West Virginia.........                117                  0.20                     2,013,527.54              0.19
  Wisconsin.............                653                  1.12                    11,058,742.07              1.06
  Wyoming...............                 40                  0.07                       692,604.12              0.07
                            -----------------------  --------------------  ---------------------------   -------------------
  TOTAL.................             58,492                100.00%               $1,043,550,894.52            100.00%
                            =======================  ====================  ===========================   ===================

  -------------------
  (1)        Based solely on the addresses of the originating dealers.
  (2)        Percentages may not add to 100.00% due to rounding.



                                       13

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is information concerning AHFC's experience with respect to its entire portfolio of new and used Honda and Acura motor vehicle retail installment sale contracts, which includes contracts sold by but still being serviced by AHFC. Credit losses are an expected cost of extending credit and are considered in AHFC's rate-setting process. AHFC's strategy is to minimize credit losses while providing financing support for the sale of new or used Honda and Acura motor vehicles.

         AHFC establishes an allowance for expected credit losses and deducts amounts reflecting charge-offs against such allowance. For retail financing, the account balance related to a retail installment sale contract is charged against the allowance for credit losses when the contract has been delinquent for 120 days, unless AHFC has repossessed the collateral associated with the contract. In these cases, the account balances are not charged against the allowance for credit losses until AHFC has either sold the repossessed motor vehicle or held it in repossession inventory for more than 90 days. AHFC credits any recoveries from charge-offs related to a retail installment sale contract to the allowance.

         Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of AHFC. There is no assurance that AHFC's delinquency, repossession and loss experience with respect to its retail installment sale contracts, or the experience of the Trust with respect to the contracts, will be similar to that set forth below.

         There can be no assurance that the behavior of the Receivables included in the Trust will be comparable to AHFC's experience shown in the following tables. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of AHFC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.

         In the table below, the period of delinquency for the fiscal year ended March 31, 1999 is based on the number of days more than 40% of a scheduled payment on a cumulative basis is contractually past due. The period of delinquency for the reporting periods beginning with the fiscal year ended March 31, 2000, is based on the number of days more than 10% of a scheduled payment on a cumulative basis is contractually past due. If the period of delinquency used by AHFC for prior reporting periods was based on the number of days more than 10% of a scheduled payment on a cumulative basis was contractually past due, then its historical delinquency experience may have been materially higher in the prior year presented below.



                                       14

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                          DELINQUENCY EXPERIENCE(1) (5)
                             (DOLLARS IN THOUSANDS)

                                   AT SEPTEMBER 30,                                  AT MARCH 31,
                                   ----------------  ------------------------------------------------------------------------------
                                         2003            2003            2002            2001            2000            1999
                                   ----------------  -------------- --------------- --------------- --------------  ---------------
     Principal
       Amount Outstanding(2).....    $17,866,124     $14,951,026    $11,247,959       $8,108,877       $5,961,674     $4,011,174
       Delinquencies(3)
       30-59 Days................    $   170,902     $   132,063    $    73,754       $   57,434       $   46,299     $   30,781
       60-89 Days................         32,794          20,066         10,932            8,560            6,693          4,847
       90 Days or More...........         10,356           6,444          4,814            2,745            2,463          1,576
       Repossessions(4) .........         37,565          34,003         24,623           12,027            8,300          7,968
                                   ----------------  -------------- --------------- --------------- -------------------------------

     Total Delinquencies and
       Repossession..............    $   251,616     $   192,575    $   114,124       $   80,766       $   63,755     $   45,173

     Total Delinquencies and
       Repossessions as a
       Percentage of Principal
       Amount Outstanding........          1.41%           1.29%          1.01%            1.00%            1.07%          1.13%

------------------------------
(1) Includes contracts that have been sold but are still being serviced by AHFC.
(2) Remaining principal balance and unearned finance charges for all outstanding contracts.
(3) For the fiscal year ended March 31, 1999, the period of delinquency was based upon the number of days more than 40% of the scheduled payment was contractually past due. For the reporting periods beginning with the fiscal year ended March 31, 2000, the period of delinquency is based on the number of days more than 10% of the scheduled payment is contractually past due.
(4) Amounts shown represent the outstanding principal balance for contracts for which the related vehicle had been repossessed and not yet liquidated.
(5)      Totals may not add exactly due to rounding.




                                       15

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

               NET CREDIT LOSS AND REPOSSESSION EXPERIENCE(1) (6)
                             (DOLLARS IN THOUSANDS)

                                    FOR THE SIX
                                    MONTHS ENDED
                                   SEPTEMBER 30,                           FOR THE FISCAL YEAR ENDED MARCH 31,
                                 -------------------  -----------------------------------------------------------------------------
                                        2003              2003             2002            2001           2000             1999
                                 -------------------  --------------  ---------------  -------------  --------------  -------------
Principal Amount
  Outstanding(2)...............     $17,866,124       $14,951,026      $11,247,959     $8,108,877       $5,961,674      $4,011,174
Average Principal Amount
  Outstanding(3)...............     $16,408,864       $13,304,416      $10,080,855     $7,314,872       $5,146,609      $3,727,024
Number of Contracts Outstanding       1,383,542         1,211,052          965,964        729,029          544,143         388,012
Average Number of Contracts
  Outstanding(3)...............       1,296,977         1,096,382          873,496        654,200          478,517         351,693
Number of Repossessions........           6,131             9,647            5,736          4,131            3,092           2,968
Number of Repossessions as a
  Percentage of the Average
  Number of Contracts
  Outstanding..................      $    0.95%(7)          0.88%            0.66%          0.63%            0.65%           0.84%
Gross Charge-Offs(4)...........      $   62,558        $   86,215       $   45,967     $   28,443       $   24,626      $   25,119
Recoveries(5)..................      $   20,223        $   23,344       $   14,988     $   12,383       $   10,043      $   10,719
                                 -------------------  --------------  ---------------  -------------  --------------  -------------

Net Losses.....................      $   42,335        $   62,871       $   30,979     $   16,060       $   14,583      $   14,399
Net Losses as a Percentage of
  Average Principal Amount
  Outstanding..................           0.52%(7)           0.47%           0.31%          0.22%            0.28%           0.39%

------------------------------
(1) Includes contracts that have been sold but are still being serviced by AHFC.
(2) Remaining principal balance and unearned finance charges for all outstanding contracts.
(3) Average of the loan balance or number of contracts, as the case may be, is calculated for a period by dividing the total monthly amounts by the number of months in the period.
(4) Amount charged-off is the remaining principal balance, excluding any expenses associated with collection, repossession or disposition of the related vehicle, plus earned but not yet received finance charges, net of any proceeds collected prior to charge-off.
(5)      Proceeds received on previously charged-off contracts.
(6)      Totals may not add exactly due to rounding.
(7)      Annualized.



                                       16

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

         Prepayments on motor vehicle receivables can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in question are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 1% of the receivables, or 100 receivables, prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

         As the rate of the payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier than the respective Final Scheduled Payment Date. Reinvestment risk associated with early payment of the Notes of any class will be borne exclusively by the holders of such Notes.

         The tables captioned "Percentage of Initial Class A Note Principal at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of the characteristics of the Receivables described under "The Receivables Pool". The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on each Receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (3) payments are made on the Notes on each Payment Date (and each such date is assumed to be the eighteenth day of each applicable month), (4) the balance in the Reserve Fund on each Payment Date is the required amount described under "Summary of Terms -- Credit Enhancement; B. Reserve Fund" and (5) except as indicated in the ABS Tables, the Servicer does not exercise its option to purchase the Receivables on the earliest Payment Date on which such option may be exercised. The hypothetical pools each have a cut-off date of December 1, 2003. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percentage of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

         The ABS Tables also assume that the Receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate principal balance, APR, seasoning, and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.



                                       17

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

                                                        REMAINING TERM TO                     ORIGINAL TERM
                     AGGREGATE PRINCIPAL                    MATURITY             AGE           TO MATURITY
       POOL                BALANCE             APR         (IN MONTHS)       (IN MONTHS)       (IN MONTHS)
------------------- ---------------------- -----------  ------------------- -------------    -----------------
   1..............    $       208,225.94      5.489%            10                20                30
   2..............    $       531,981.41      4.678%            17                14                31
   3..............    $     4,543,488.70      4.621%            21                 9                30
   4..............    $     3,863,969.43      4.944%            29                 9                38
   5..............    $    28,900,639.79      4.413%            33                 6                39
   6..............    $    13,671,276.56      5.863%            41                13                54
   7..............    $   181,262,378.40      5.649%            46                11                57
   8..............    $   102,020,885.21      5.409%            53                 7                60
   9..............    $   708,548,049.08      3.809%            57                 3                60
                     --------------------
   TOTAL..........    $1,043,550,894.52


         The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.



                                       18

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-1 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES

     PAYMENT DATE                                   0.50%          1.00%          1.30%          1.50%          1.70%       2.00%
     ------------                                   -----          -----          -----          -----          -----       -----
     Closing Date...............................    100.00%        100.00%        100.00%        100.00%        100.00%     100.00%
     January, 2004..............................     90.01          87.64          86.15          85.12          84.08       82.45
     February, 2004.............................     80.07          75.41          72.48          70.48          68.42       65.23
     March, 2004................................     70.18          63.32          59.01          56.05          53.02       48.33
     April, 2004................................     60.34          51.37          45.73          41.86          37.89       31.76
     May, 2004..................................     50.56          39.55          32.64          27.90          23.04       15.51
     June, 2004.................................     40.83          27.88          19.75          14.17           8.45        0.00
     July, 2004.................................     31.15          16.34           7.05           0.67           0.00        0.00
     August, 2004...............................     21.53           4.95           0.00           0.00           0.00        0.00
     September, 2004............................     11.96           0.00           0.00           0.00           0.00        0.00
     October, 2004..............................      2.44           0.00           0.00           0.00           0.00        0.00
     November, 2004.............................      0.00           0.00           0.00           0.00           0.00        0.00

     Weighted Average Life (years) (1)(2) .....       0.47           0.39           0.36           0.34           0.32        0.29
     Weighted Average Life (years) (1)(3)......       0.47           0.39           0.36           0.34           0.32        0.29

--------------
(1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.
(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



                                       19

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-2 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES

     PAYMENT DATE                                   0.50%          1.00%        1.30%          1.50%          1.70%         2.00%
     ------------                                   -----          -----        -----          -----          -----         -----
     Closing Date..............................     100.00%        100.00%      100.00%        100.00%        100.00%       100.00%
     January, 2004.............................     100.00         100.00       100.00         100.00         100.00        100.00
     February, 2004............................     100.00         100.00       100.00         100.00         100.00        100.00
     March, 2004...............................     100.00         100.00       100.00         100.00         100.00        100.00
     April, 2004...............................     100.00         100.00       100.00         100.00         100.00        100.00
     May, 2004.................................     100.00         100.00       100.00         100.00         100.00        100.00
     June, 2004................................     100.00         100.00       100.00         100.00         100.00         99.63
     July, 2004................................     100.00         100.00       100.00         100.00          94.70         85.56
     August, 2004..............................     100.00         100.00        95.07          88.63          82.02         71.79
     September, 2004...........................     100.00          94.31        83.96          76.86          69.59         58.33
     October, 2004.............................     100.00          84.28        73.03          65.31          57.40         45.16
     November, 2004............................      93.67          74.39        62.29          53.98          45.48         32.31
     December, 2004............................      85.19          64.62        51.72          42.87          33.80         19.77
     January, 2005.............................      76.75          54.99        41.34          31.98          22.38          7.54
     February, 2005............................      68.37          45.49        31.14          21.30          11.22          0.00
     March, 2005...............................      60.03          36.12        21.13          10.84           0.31          0.00
     April, 2005...............................      51.75          26.89        11.30           0.60           0.00          0.00
     May, 2005.................................      43.52          17.79         1.66           0.00           0.00          0.00
     June, 2005................................      35.35           8.83         0.00           0.00           0.00          0.00
     July, 2005................................      27.23           0.01         0.00           0.00           0.00          0.00
     August, 2005..............................      19.17           0.00         0.00           0.00           0.00          0.00
     September, 2005...........................      11.15           0.00         0.00           0.00           0.00          0.00
     October, 2005.............................       3.27           0.00         0.00           0.00           0.00          0.00
     November, 2005............................       0.00           0.00         0.00           0.00           0.00          0.00

     Weighted Average Life (years) (1)(2) .....       1.40           1.18         1.07           1.00           0.94          0.86
     Weighted Average Life (years) (1)(3)......       1.40           1.18         1.07           1.00           0.94          0.86

--------------
(1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.
(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.





                                       20

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-3 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES

    PAYMENT DATE                                    0.50%          1.00%          1.30%          1.50%          1.70%        2.00%
    ------------                                    -----          -----          -----          -----          -----        -----
    Closing Date...............................     100.00%        100.00%        100.00%        100.00%        100.00%      100.00%
    January, 2004..............................     100.00         100.00         100.00         100.00         100.00       100.00
    February, 2004.............................     100.00         100.00         100.00         100.00         100.00       100.00
    March, 2004................................     100.00         100.00         100.00         100.00         100.00       100.00
    April, 2004................................     100.00         100.00         100.00         100.00         100.00       100.00
    May, 2004..................................     100.00         100.00         100.00         100.00         100.00       100.00
    June, 2004.................................     100.00         100.00         100.00         100.00         100.00       100.00
    July, 2004.................................     100.00         100.00         100.00         100.00         100.00       100.00
    August, 2004...............................     100.00         100.00         100.00         100.00         100.00       100.00
    September, 2004............................     100.00         100.00         100.00         100.00         100.00       100.00
    October, 2004..............................     100.00         100.00         100.00         100.00         100.00       100.00
    November, 2004.............................     100.00         100.00         100.00         100.00         100.00       100.00
    December, 2004.............................     100.00         100.00         100.00         100.00         100.00       100.00
    January, 2005..............................     100.00         100.00         100.00         100.00         100.00       100.00
    February, 2005.............................     100.00         100.00         100.00         100.00         100.00        96.40
    March, 2005................................     100.00         100.00         100.00         100.00         100.00        86.89
    April, 2005................................     100.00         100.00         100.00         100.00          91.52        77.63
    May, 2005..................................     100.00         100.00         100.00          92.29          83.00        68.63
    June, 2005.................................     100.00         100.00          93.61          84.27          74.70        59.90
    July, 2005.................................     100.00         100.00          86.02          76.43          66.61        51.43
    August, 2005...............................     100.00          92.89          78.59          68.78          58.74        43.22
    September, 2005............................     100.00          85.88          71.31          61.32          51.09        35.27
    October, 2005..............................     100.00          79.04          64.24          54.09          43.69        27.63
    November, 2005.............................      96.26          72.32          57.32          47.04          36.52        20.25
    December, 2005.............................      89.88          65.70          50.56          40.18          29.56        13.14
    January, 2006..............................      83.55          59.20          43.96          33.51          22.81         6.29
    February, 2006.............................      77.26          52.81          37.51          27.02          16.29         0.00
    March, 2006................................      71.02          46.54          31.23          20.73           9.99         0.00
    April, 2006................................      64.82          40.39          25.10          14.63           3.91         0.00
    May, 2006..................................      58.66          34.34          19.14           8.72           0.00         0.00
    June, 2006.................................      52.59          28.45          13.36           3.02           0.00         0.00
    July, 2006.................................      46.56          22.67           7.74           0.00           0.00         0.00
    August, 2006...............................      40.58          17.01           2.29           0.00           0.00         0.00
    September, 2006............................      34.64          11.47           0.00           0.00           0.00         0.00
    October, 2006..............................      28.99           6.24           0.00           0.00           0.00         0.00
    November, 2006.............................      23.39           1.12           0.00           0.00           0.00         0.00
    December, 2006.............................      17.83           0.00           0.00           0.00           0.00         0.00
    January, 2007..............................      12.31           0.00           0.00           0.00           0.00         0.00
    February, 2007.............................       6.84           0.00           0.00           0.00           0.00         0.00
    March, 2007................................       1.41           0.00           0.00           0.00           0.00         0.00
    April, 2007................................       0.00           0.00           0.00           0.00           0.00         0.00

    Weighted Average Life (years) (1)(2) ......       2.59           2.27           2.07           1.95           1.83         1.66
    Weighted Average Life (years) (1)(3).......       2.59           2.27           2.07           1.95           1.83         1.66


                                       21

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

--------------
(1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.
(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



                                       22

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

    PERCENTAGE OF INITIAL CLASS A-4 NOTE PRINCIPAL AT VARIOUS ABS PERCENTAGES

PAYMENT DATE                                     0.50%         1.00%          1.30%          1.50%          1.70%         2.00%
------------                                     -----         -----          -----          -----          -----         -----
Closing Date.................................    100.00%       100.00%       100.00%        100.00%        100.00%        100.00%
January, 2004................................    100.00        100.00        100.00         100.00         100.00         100.00
February, 2004...............................    100.00        100.00        100.00         100.00         100.00         100.00
March, 2004..................................    100.00        100.00        100.00         100.00         100.00         100.00
April, 2004..................................    100.00        100.00        100.00         100.00         100.00         100.00
May, 2004....................................    100.00        100.00        100.00         100.00         100.00         100.00
June, 2004...................................    100.00        100.00        100.00         100.00         100.00         100.00
July, 2004...................................    100.00        100.00        100.00         100.00         100.00         100.00
August, 2004.................................    100.00        100.00        100.00         100.00         100.00         100.00
September, 2004..............................    100.00        100.00        100.00         100.00         100.00         100.00
October, 2004................................    100.00        100.00        100.00         100.00         100.00         100.00
November, 2004...............................    100.00        100.00        100.00         100.00         100.00         100.00
December, 2004...............................    100.00        100.00        100.00         100.00         100.00         100.00
January, 2005................................    100.00        100.00        100.00         100.00         100.00         100.00
February, 2005...............................    100.00        100.00        100.00         100.00         100.00         100.00
March, 2005..................................    100.00        100.00        100.00         100.00         100.00         100.00
April, 2005..................................    100.00        100.00        100.00         100.00         100.00         100.00
May, 2005....................................    100.00        100.00        100.00         100.00         100.00         100.00
June, 2005...................................    100.00        100.00        100.00         100.00         100.00         100.00
July, 2005...................................    100.00        100.00        100.00         100.00         100.00         100.00
August, 2005.................................    100.00        100.00        100.00         100.00         100.00         100.00
September, 2005..............................    100.00        100.00        100.00         100.00         100.00         100.00
October, 2005................................    100.00        100.00        100.00         100.00         100.00         100.00
November, 2005...............................    100.00        100.00        100.00         100.00         100.00         100.00
December, 2005...............................    100.00        100.00        100.00         100.00         100.00         100.00
January, 2006................................    100.00        100.00        100.00         100.00         100.00         100.00
February, 2006...............................    100.00        100.00        100.00         100.00         100.00          99.61
March, 2006..................................    100.00        100.00        100.00         100.00         100.00          91.09
April, 2006..................................    100.00        100.00        100.00         100.00         100.00          82.94
May, 2006....................................    100.00        100.00        100.00         100.00          97.38          75.16
June, 2006...................................    100.00        100.00        100.00         100.00          89.81          67.77
July, 2006...................................    100.00        100.00        100.00          96.65          82.53          60.74
August, 2006.................................    100.00        100.00        100.00          89.48          75.57          54.09
September, 2006..............................    100.00        100.00         95.95          82.57          68.91          47.82
October, 2006................................    100.00        100.00         89.24          76.11          62.70          42.01*
November, 2006...............................    100.00        100.00         82.74          69.90          56.78          36.56
December, 2006...............................    100.00         94.75         76.45          63.94          51.17          31.48
January, 2007................................    100.00         88.14         70.38          58.24          45.85          26.76
February, 2007...............................    100.00         81.69         64.53          52.80          40.84*         22.42
March, 2007..................................    100.00         75.40         58.89          47.62          36.12          18.45
April, 2007..................................     94.64         69.26         53.48          42.70*         31.71          15.12
May, 2007....................................     87.43         63.29         48.28          38.04          27.61          12.06
June, 2007...................................     80.41         57.55         43.36*         33.68          23.83           9.27
July, 2007...................................     73.45         51.97         38.66          29.59          20.35           6.76



                                       23

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.

August, 2007.................................     66.55         46.56         34.17          25.75          17.18           4.72
September, 2007..............................     59.71         41.30*        29.91          22.17          14.31           2.91
October, 2007................................     52.93         36.20         25.87          18.87          11.75           1.33
November, 2007...............................     47.63         32.15         22.60          16.11           9.54           0.00
December, 2007...............................     42.37*        28.22         19.49          13.56           7.55           0.00
January, 2008................................     37.17         24.42         16.55          11.21           5.80           0.00
February, 2008...............................     32.02         20.74         13.78           9.07           4.29           0.00
March, 2008..................................     26.91         17.19         11.19           7.13           3.01           0.00
April, 2008..................................     21.86         13.76          8.77           5.39           1.97           0.00
May, 2008....................................     16.86         10.46          6.53           3.86           1.17           0.00
June, 2008...................................     12.58          7.68          4.67           2.63           0.57           0.00
July, 2008...................................      8.34          5.01          2.96           1.57           0.17           0.00
August, 2008.................................      4.15          2.45          1.40           0.70           0.00           0.00
September, 2008..............................      0.00          0.00          0.00           0.00           0.00           0.00

Weighted Average Life (years) (1)(2).........      3.98          3.73          3.52           3.36           3.16           2.85
Weighted Average Life (years) (1)(3).........      3.81          3.53          3.29           3.12           2.95           2.65
*Month of Optional Purchase (3)..............    Dec-07        Sep-07        Jun-07         Apr-07         Feb-07         Oct-06

--------------
(1) The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.
(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


                                       24

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Banc of America Securities LLC or Barclays Capital Inc. immediately.